EX-23




                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To AMP Incorporated:

As independent public accountants, we hereby consent to the incorporation of our report dated February 18, 1994 incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements, Registration Nos. 33-22676, 33-55318 and 33-65048.


                                               /s/  Arthur Andersen & Co.

                                                  Arthur Andersen & Co.




Philadelphia, PA
March 29, 1994